SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported) March 15, 1999

                     Partners First Receivables Funding, LLC
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                     Partners First Credit Card Master Trust
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                     (ISSUER WITH RESPECT TO THE SECURITIES)

                                    Delaware
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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


     333-29495 and 333-29495-01                         52-2072056
------------------------------------        ------------------------------------
 (COMMISSION FILE NUMBERS)                  (I.R.S. EMPLOYER IDENTIFICATION NO.)

                                  410-855-8600
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



                                 Not Applicable
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



                                            Index to Exhibits appears at page 4.

ITEM 5.   OTHER EVENTS.

        The Registrant is filing final forms of the exhibits listed in Item 7(c) below.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits.


EXHIBIT NO.    DOCUMENT DESCRIPTION

20      Monthly Servicer's Certificate.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                             PARTNERS FIRST RECEIVABLES FUNDING, LLC
                                           (REGISTRANT)



Dates:  March 15, 1999       By:    /s/ Mark J. Norwicz
                                    -----------------------
                                    Name:   Mark J. Norwicz
                                    Title:  Treasurer



                             PARTNERS FIRST CREDIT CARD MASTER TRUST
                                          (CO-REGISTRANT)



Dates:  March 15, 1999       By:    PARTNERS FIRST RECEIVABLES FUNDING, LLC
                                      (Originator of the Co-Registrant)



                                    /s/ Mark J. Norwicz
                                    -----------------------
                                    Name:   Mark J. Norwicz
                                    Title:  Treasurer

INDEX TO EXHIBITS

EXHIBIT NO.    Document Description

20             Monthly Servicer's Certificate.